Exhibit 10.15

CONSENT, WAIVER AND AMENDMENT TO CREDIT AGREEMENT

This CONSENT, WAIVER AND AMENDMENT, dated as of December 23, 2011 (this “Consent”), among MVC CAPITAL, INC., a Delaware corporation (the “Company”), MVC FINANCIAL SERVICES, INC., a Delaware corporation (“MVCFS”, and together with the Company, each a “Borrower”, and collectively, the “Borrowers”), the Lenders identified on the signature pages hereto (the “Lenders”), and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the lenders (in such capacity, the “Administrative Agent”), waives certain provisions of the Credit Agreement, dated as of April 27, 2006 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the institutions from time to time party thereto as Lenders, and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers have requested the Waivers and the Amendment (each as defined below) from the Administrative Agent and the Required Lenders on the terms and subject to the conditions herein provided;

WHEREAS, the Administrative Agent and the Required Lenders consent to the Waivers and the Amendment on the terms and subject to the conditions herein provided;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.

As used in this Consent, the terms listed in this Section 1 shall have the respective meanings set forth in this Section 1:

“Second Waiver Trigger Event” means the consummation of [a material liquidity event in the first fiscal quarter of 2012].

“Ohio Medical Guarantee” means the Company’s guarantee of payment to the holders of shares of Series B Preferred Equity of Ohio Medical Corporation, a Delaware corporation (“Ohio Medical”), of (i) the $19,000,000 original aggregate purchase price of such shares, (ii) the cumulative dividends to which such shares are entitled pursuant to the Amended and Restated Certificate of Incorporation of Ohio Medical, (iii) indemnification amounts to which any holder of Series B Preferred Equity is entitled for any out-of-pocket costs or expenses arising from any third-party claim against such holder or from the enforcement of the Guaranty, dated as of November 30, 2011, executed by the Company in favor of the holders of Series B Preferred Equity (the “Guaranty”) pursuant to Section 6.13(a) of the Series B Preferred Equity Purchase Agreement dated as of November 30, 2011 between Ohio Medical and the holders of Series B Preferred Equity, and (iv) certain interest that will accrue under the Guaranty on any payment required by the Company under the Guaranty in the event that such payment is more than 30 days overdue because the Company is restricted from making such payment for reasons described in the Guaranty (such interest being referred to in the Guaranty as the “Guarantor Premium”).

Section 2. First Consent and Waiver (the “First Waiver”).

Notwithstanding anything in the Credit Agreement or any Loan Document to the contrary, effective as of the First Waiver Effective Date (as defined in Section 5(a) hereof) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 5(a) hereof, Required Lenders hereby consent to (i) the waiver of compliance with Section 6.1(b) (Interest Coverage Ratio) of the Credit Agreement solely for the fiscal quarter ending October 31, 2011 and (ii) Ohio Medical Guarantee; provided, that the Ohio Medical Guarantee shall constitute Indebtedness but not an Eligible Debt Investment of the Company for all purposes under the Loan Documents.

Section 3. Second Consent and Waiver (the “Second Waiver”; together with the First Waiver, the “Waivers”).

Notwithstanding anything in the Credit Agreement or any Loan Document to the contrary, effective as of the Second Waiver Effective Date (as defined in Section 5(b) hereof) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 5(b) hereof, the Required Lenders hereby agree to the following modifications to the Credit Agreement:

(a) Section 6.1(b) (Interest Coverage Ratio) shall be amended and restated in its entirety as follows:

“Permit the ratio of EBIT (excluding any interest or other income received on account of the BB&T Investments) to Interest Expense (excluding all Interest Expense related to the Indebtedness pursuant to the BB&T Credit Facility) of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of the last day of each fiscal quarter (for such fiscal quarter) set forth below to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter	Interest Coverage Ratio
July 31, 2012	1.00 to 1.00
October 30, 2012	1.25 to 1.00
January 31, 2013	1.25 to 1.00
April 30, 2013	1.75 to 1.00”

(b) Any failure by the Company to comply with Section 6.1(b) (Interest Coverage Ratio) solely with respect to the fiscal quarters ending January 31, 2012 and April 30, 2012 shall be waived.

(c) Section 6.1(d)(ii) (Asset Coverage) shall be amended and restated in its entirety as follows:

“Permit the ratio of (1) the sum of Unrestricted Cash (excluding any BB&T Investments that are Cash Equivalents) plus Eligible Debt Investments (excluding any

Investments in any obligor organized or incorporated in under the laws of a jurisdiction other than the United States of America in excess of 25% of the aggregate amount of Eligible Debt Investments) to (2) Consolidated Debt (excluding all Indebtedness pursuant to the BB&T Credit Facility) to be less than the ratio set forth below as of the last day of each fiscal quarter set forth below:

Fiscal Quarter	Ratio
January 31, 2012	1.75 to 1.00
April 30, 2012	1.75 to 1.00
July 31, 2012	2.00 to 1.00
October 30, 2012	2.00 to 1.00
January 31, 2013	2.25 to 1.00
April 30, 2013	2.25 to 1.00

provided, that with respect to Guarantee Obligations incurred by the Company or its Subsidiaries permitted under this Agreement, upon receipt by the Administrative Agent of evidence that a note or other debt instrument will be issued to the Company or such Subsidiary at the time of payment of such Guarantee Obligations, on terms satisfactory to the Administrative Agent, evidencing the amounts owing under such Guarantee Obligation from the Person on whose behalf such Guarantee Obligation was undertaken, the face value of such note or debt instrument shall be included in the calculation of “Eligible Debt Investments” solely for purposes of this Section 6.1(d)(ii).”

Section 4. Amendments to Credit Agreement (the “Amendment”).

The Credit Agreement is, effective as of the First Waiver Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 5(a) hereof, hereby amended as follows:

(a) Section 1.1 (Defined Terms) shall be amended by inserting the following definition in such Section 1.1 in the appropriate place to preserve the alphabetical order of the definitions.

“MVC Cayman”: MVC Cayman, a Cayman Islands exempted company.

(b) Section 6.1(d)(i) (Asset Coverage) shall be amended and restated in its entirety to read as follows:

“Permit the ratio of Total Assets (excluding (x) any BB&T Investments in the BB&T Account and (y) with respect to Eligible Debt Investments or Eligible Equity Investments, collectively, any Investments in any issuer or obligor organized or incorporated in under the laws of a jurisdiction other than the United States of America in excess of 25% of the aggregate amount of Total Assets (other than, solely with respect to Eligible Equity Investments, any Investments in MVC Cayman)) to Consolidated Debt (excluding all Indebtedness pursuant to the BB&T Credit Facility) to be less than 2.5 to 1.0 as of the last day of any fiscal quarter; provided, that with respect to Guarantee Obligations incurred by the Company or its Subsidiaries permitted under this Agreement, upon receipt by the Administrative Agent of evidence that a note or other debt instrument will be issued to the Company or such Subsidiary at the time of payment of such Guarantee Obligations, on terms satisfactory to the Administrative Agent, evidencing the amounts owing under such Guarantee Obligation from the Person on whose behalf such Guarantee Obligation was undertaken, the face value of such note or debt instrument shall be included in the calculation of “Total Assets” solely for purposes of this Section 6.1(d)(i).”

Section 5. Conditions Precedent to the Effectiveness of the Waivers and Amendments.

(a) This Consent, the First Waiver and the Amendment shall become effective as of the date (such date, the “First Waiver Effective Date”) when, and only when, the Administrative Agent shall have received:

(i) this Consent, duly executed by the Borrowers, the Administrative Agent and the Required Lenders;

(ii) a non-refundable consent fee in the amount of $150,000, payable on a pro rata basis to each Lender consenting to this Consent based on the aggregate principal amount of its respective outstanding Term Loans and Revolving Credit Commitments; and

(iii) reimbursement for all its out-of-pocket costs and expenses incurred in connection with the Credit Agreement and the negotiation, preparation, execution and delivery of this Consent and the transactions contemplated hereby, including, without limitation, reasonable fees and other charges of Weil, Gotshal & Manges LLP, counsel to the Administrative Agent.

(b) The Second Waiver shall become effective as of the date (such date, the “Second Waiver Effective Date”) when, and only when:

(i) the Second Waiver Trigger Event shall have occurred;

(ii) the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrowers stating that, after giving effect to the Second Trigger Event, (A) no Default or Event of Default shall have occurred and be continuing and (B) each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; and

(iii) the Administrative Agent shall have received reimbursement for all its out-of-pocket costs and expenses incurred in connection with the Second Waiver

Trigger Event, including, without limitation, reasonable fees and other charges of Weil, Gotshal & Manges LLP, counsel to the Administrative Agent.

Section 6. Representations and Warranties.

On and as of the date hereof, after giving effect to this Consent, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender as follows:

(a) this Consent has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and the Credit Agreement as modified by this Consent constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms;

(b) each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as modified hereby;

(c) no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Consent, the Credit Agreement or any Loan Document, in each case as modified hereby (if applicable).

Section 7. Fees and Expenses.

The Borrowers and each other Loan Party agree to pay on demand in accordance with the terms of Section 9.5 (Payment of Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Consent and all other Loan Documents entered into in connection herewith.

Section 8. Reference to the Effect on the Loan Documents.

(a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Consent and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Consent shall be deemed a Loan Document.

Section 9. Execution in Counterparts.

This Consent may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent.

Section 10. Release.

In consideration of the Administrative Agent and the Required Lenders’ willingness to enter into this Consent, each Loan Party hereby releases the Administrative Agent and each Lender and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act in connection with the Loan Documents on or prior to the date hereof.

Section 11. Governing Law.

This Consent shall be governed by and construed in accordance with the law of the State of New York.

Section 12. Section Titles.

The Section titles contained in this Consent are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 13. Notices.

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 14. Severability.

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 15. Successors.

The terms of this Consent shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.

Section 16. Waiver of Jury Trial.

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Consent or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MVC CAPITAL, INC., as Borrower

By:
Name:	Peter Seidenberg
Title:	CFO

MVC FINANCIAL SERVICES, INC., as Borrower

By:
Name:	Peter Seidenberg
Title:	Treasurer

GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agent

By:
Name:	William Hagner
Title:	Senior Managing Director

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as Lender

By:	Guggenheim Partners Asset Management, LLC

By:
Name:	Anne B. Walsh
Title:	Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE, as Lender

By:	Guggenheim Partners Asset Management, LLC

By:
Name:	Anne B. Walsh
Title:	Senior Managing Director

SANDS POINT FUNDING LTD., as Lender

By:	Guggenheim Investment Management, LLC, its Collateral Manager

By:
Name:	Michael Damaso
Title:	Senior Managing Director

COPPER RIVER CLO LTD., as Lender

By:	Guggenheim Investment Management, LLC, its Collateral Manager

By:
Name:	Michael Damaso
Title:	Senior Managing Director

KENNECOTT FUNDING LTD., as Lender

By:	Guggenheim Investment Management, LLC, its Collateral Manager

By:
Name:	Michael Damaso
Title:	Senior Managing Director

GREEN LANE CLO LTD., as Lender

By:	Guggenheim Investment Management, LLC, its Collateral Manager

By:
Name:	Michael Damaso
Title:	Senior Managing Director

IRON HILL CLO LIMITED, as Lender

By:	Guggenheim Partners Europe Limited, its Collateral Manager

By:
Name:	Adrian Duffy
Title:	Senior Managing Director
Guggenheim Partners Europe Limited